Taxes on Income (Summary of Deferred Tax Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Allowance for doubtful accounts	$ 211	$ 163
Severance pay	68	47
Vacation pay	106	95
Research and development	701	1,023
Tax loss carry forwards	18,881	18,497
Total gross deferred tax assets	19,967	19,825
Valuation allowance	(19,967)	(19,825)
Net deferred tax assets